UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

BRC GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 27, 2026, the Company received a letter from Nasdaq confirming that it has regained compliance with Nasdaq’s Periodic Filing Rule 5250(c)(1). Consistent with the applicable Nasdaq Listing Rules in such circumstances, the notice also indicated that Nasdaq imposed a “Mandatory Panel Monitor” as that term is defined in Nasdaq Listing Rule 5815(d)(4)(B) for a period of one year. In the event the Company fails to timely satisfy the Periodic Filing Rule during such one-year period, the Company will not be afforded the opportunity to provide a compliance plan for the Nasdaq Listing Qualifications Staff’s review. The Company would instead receive a Delist Determination Letter in response to which the Company could request a hearing and stay of the delist determination pending a hearing before a Hearings Panel.

On January 28, 2026, the Company issued a press release announcing that the Company regained compliance with the Nasdaq listing requirements. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 8.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 8.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc.

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	EVP & CFO

Date: January 29, 2026